MATERIAL ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2025
MATERIAL ACCOUNTING POLICIES
MATERIAL ACCOUNTING POLICIES

30.MATERIAL ACCOUNTING POLICIES

We have applied the accounting policies set out below consistently to all periods presented in these financial statements.

The significant judgements we made in applying the Company’s accounting policies and the key sources of estimation uncertainty arising in the preparation of these consolidated financial statements are discussed in note 32.

(a)Foreign currencies

Foreign currency transactions

Transactions in foreign currencies are translated into the respective functional currencies of each entity at the exchange rates in effect on the dates of the transactions.

Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rate at the reporting date. Non-monetary assets and liabilities that are measured at fair value in a foreign currency are translated into the functional currency at the exchange rate when the fair value was determined. Non-monetary items that are measured at historical cost in a foreign currency are translated at the exchange rate in effect at the date of the transaction. Foreign currency differences are generally recognized in profit or loss.

Translation to presentation currency

These consolidated financial statements are presented in United States dollars (“US dollar”, or “USD”).

The presentation currency may differ from the functional currency of the parent company or its subsidiaries. We translate the assets and liabilities of entities with functional currencies other than the US dollar into US dollars at the official central bank exchange rates in effect on the reporting date. The results of operations of those entities are translated into US dollars at the average exchange rates in effect during the reporting period. We recognize the foreign currency differences which arise from translation in other comprehensive (loss) income.

When we dispose of an entity in its entirety, or partially such that we have lost control, we reclassify the cumulative amount in the translation reserve related to that operation to profit or loss as part of the gain or loss on disposal.

Functional currency

The functional currency of each of the Company’s principal operating subsidiaries, all of which are wholly owned, is the United States dollar. The functional currency of the parent company, Orla Mining Ltd., is also United States dollars.

The Company’s principal operating subsidiaries are Musselwhite Mine Ltd, Minera Camino Rojo SA de CV, Minera Cerro Quema SA, and Gold Standard Ventures (US) Inc.

(b)	Cash and cash equivalents

Cash and cash equivalents include cash on hand, demand deposits, and money market instruments, with maturities from the date of acquisition of three months or less, which are readily convertible to known amounts of cash and are subject to insignificant changes in value.

(c)Inventories

Inventories include production inventory, and materials and supplies inventory.

All inventories are valued at the lower of average cost or net realizable market value (“NRV”). NRV is calculated using the estimated price at the time of sale based on prevailing and forecast metal prices less estimated future production costs to convert the inventory into saleable form and associated selling costs. Any write-downs of inventory to its NRV are included in cost of sales in the period. If there is a subsequent increase in the value of inventory, the previous write-downs to NRV are reversed to the extent that the related inventory has not yet been sold.

We classify inventory we do not expect to use within one year as non-current.

Production inventory

Production inventory consists of stockpiled ore, in-process inventory, and finished goods. These are valued at the lower of weighted average cost and estimated NRV.

The value of all production inventories includes direct production costs and attributable overhead, and depreciation incurred to bring the materials to their current point in the processing cycle.

Stockpiled ore represents unprocessed ore that has been extracted from the mine but not yet processed. The value of stockpiled ore is based on the costs incurred, including depreciation, in bringing the ore to the stockpiles. Costs are added to the stockpiled ore based on current mining costs per recoverable ounce and are removed at the average cost per recoverable ounce in the stockpile. We classify stockpiled ore that we do not expect to process within the next twelve months as non-current.

In-process inventory represents ore that is being treated on the leach pads and in the processing plant to extract the contained metals and to convert them to a saleable form. Estimates of recoverable metal in the leach pads are calculated based on the measured tonnes of ore placed on the leach pads, the grades of ore placed on the leach pads (based on assays), and estimated recovery percentages (based on estimated recovery assumptions). We involve internal and external laboratory and metallurgy specialists in determining the grades of ore placed on the leach pads and the estimated recovery percentages we use in estimating the ounces of recoverable metal in our in-process inventories. The nature of the leaching process inherently limits the ability to precisely monitor leach pad inventory levels. Accordingly, we refine estimates based on engineering studies or actual results achieved over time. The ultimate recovery of metals from the leach pads will not be known until the leaching process is concluded at the end of the mine life.

The cost of in-process inventory is derived from current mining, crushing, stacking, leaching and plant costs, less the cost of metals transferred to finished goods inventory during the period at the weighted average cost per recoverable ounce.

Finished goods inventory is metal in the form of doré bars that have been poured and are ready to be shipped to a refiner.

Costs are transferred from finished goods inventory and recorded as cost of sales when the refined metal is sold.

Materials and supplies inventory

Materials and supplies inventories consist primarily of parts and consumables required in the mining and ore processing activities. Materials and supplies inventories are measured at the lower of weighted average cost and NRV. Cost includes purchase price, freight, and other directly attributable costs. We record provisions to reduce the carrying value of materials and supplies inventories when we determine such materials and supplies are obsolete or unusable.

(d)Mineral properties and related construction

We capitalize costs directly related to development or construction projects until the asset is available for use in the manner intended by us (“commercial production”), after which we move these costs to “producing mineral properties”.

We assess the stage of a mine under development and construction to determine when the mine is substantially complete and ready for its intended use. The criteria we use to assess when the mine is ready for its intended use are determined based on the unique nature of each mine construction project, such as the complexity of the project and its location. We consider various technical and physical performance criteria to assess when the production phase is considered to have commenced.

When we conclude that a mine under development and construction has commenced commercial production, we reclassify all balance sheet amounts from “Mineral properties and related construction” to balance sheet captions “Producing mineral properties” and “Plant and equipment”.

We do not record depreciation until the mine is substantially complete and available for its intended use.

When a mine development project moves into the production phase, we:

●	stop capitalizing certain mine development costs, and we treat such costs as either (i) part of the cost of inventory or (ii) we expense them,
●	stop capitalizing borrowing costs,
●	commence depreciation of the producing mineral property,
●	continue to capitalize costs relating to mining asset additions or improvements, and costs related to the development of mineable reserves.

(e)Producing mineral properties

Producing mineral properties consist of costs transferred from “Mineral properties under construction” when a mining property reaches commercial production, and acquired mining properties in the production stage.

When a mine construction project moves into the production stage, we cease capitalizing mine construction costs. Upon commencement of commercial production, we charge production costs to metal-in-process inventory, although we capitalize costs related to (1) property, plant and equipment additions or improvements, (2) open pit stripping activities that provide a future benefit, or (3) expenditures that meet the criteria for capitalization in accordance with IAS 16 Property, Plant and Equipment.

Drilling and related costs for an ore body where proven and probable reserves exist and the activities are directed at obtaining additional information on the ore body or converting mineralized material to proven and probable reserves are capitalized. All other drilling and related costs are expensed as incurred.

Stripping costs

In open pit mining operations, it is necessary to incur costs to remove waste material in order to access the ore body, which is known as stripping. Stripping costs incurred prior to the production stage of a mineral property (pre-stripping costs) are capitalized as part of the carrying amount of the related mineral property.

During the production phase of an open pit mine, stripping costs incurred that provide improved access to ore that will be produced in future periods and that would not have otherwise been accessible are capitalized to deferred stripping asset. The costs qualifying for capitalization are those costs directly incurred to perform the stripping activity that provides or improves access to the identified component of ore, plus an allocation of directly attributable overhead costs, which are determined using a strip ratio methodology. The strip ratio represents the ratio of the estimated total volume of waste material to the estimated total quantity of economically recoverable ore of the mineral reserves for which access has been provided or improved. The deferred stripping asset is capitalized as part of the carrying amount of the mineral property. Capitalized stripping costs are amortized based on the estimated recoverable ounces contained in mineral reserves that directly benefit from the stripping activities. Costs for waste removal that do not give rise to future economic benefits are included in cost of sales.

Depletion and depreciation

Depletion commences once the mineral property is capable of operating in the manner intended by management. Producing mineral properties are depleted on a units-of-production basis over the estimated useful life of the mine. This depletion is calculated using the ratio of (i) gold ounces produced from the mine in the period, over (ii) the total gold ounces expected to be produced in current and future periods.

Major capital works projects conducted after the mine commences commercial production are not depreciated until such works are completed and put into use in a manner intended by management.

We review depreciation methods, remaining useful lives and residual values at least annually and we account for changes in estimates prospectively.

Impairment

At the end of each reporting period, we review our mineral properties, and related plant and equipment to determine whether there is any indication that these assets are impaired. If any such indication exists, we estimate the recoverable amount. If the asset’s carrying amount exceeds its recoverable amount, we recognize an impairment loss in profit or loss.

We assess impairment at the cash-generating unit (“CGU”) level, which is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets. Each individual mining interest that is an operating mine is typically a CGU.

The recoverable amount of a mine is the greater of an asset’s fair value less costs to dispose (“FVLCD”) and value in use (“VIU”). FVLCD is defined as the amount that would be obtained from the sale of the asset in an orderly transaction between market participants at the measurement date. VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and from its ultimate disposal.

Mineral properties, and plant and equipment that have been impaired are tested for possible reversal of the impairment when events or changes in circumstances indicate that the recoverable amount of the associated CGU has increased. When an impairment loss reverses in a subsequent period, the revised carrying amount shall not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset previously, less subsequent depletion and depreciation. Reversals of impairment losses are recognized in profit or loss in the period in which the reversal occurs.

(f)	Exploration and evaluation (“E&E”) expenditures

Exploration and evaluation expenditures include the search for mineral resources, and the determination of technical feasibility, and assessment of the commercial viability of, an identified mineral resource. Activities include acquisition of rights to explore; topographical, geological, geochemical and geophysical studies; exploratory drilling; trenching; sampling; and evaluation of the technical feasibility and commercial viability of extracting a mineral resource.

We capitalize as exploration and evaluation assets the acquisition costs of exploration properties (whether acquired in a business combination or through an acquisition of assets).

We expense all other E&E expenditures, including non-refundable advance royalty payments.

Exploration and evaluation properties are subsequently measured at cost less accumulated impairment.

When the technical feasibility and economic viability of a project are demonstrable, funding is in place, and a positive development decision is made, we test the mineral property for impairment and transfer the costs to “Mineral properties and related construction”. We capitalize subsequent expenditures on the project.

We credit any consideration received pursuant to farm-out agreements related to E&E properties against the carrying amount of the E&E asset, with any excess consideration greater than the carrying amount being credited to profit or loss.

We assess exploration and evaluation properties for impairment when indicators and circumstances suggest that the carrying amount may exceed its recoverable amount. Typical indicators of impairment include:

●	the period for which we have the right to explore in the specific area has expired during the period or will expire in the near future, and is not expected to be renewed;
●	substantive expenditure on further exploration for and evaluation of mineral resources in the specific area is neither budgeted nor planned;
●	exploration for and evaluation of mineral resources in the specific area have not led to the discovery of commercially viable quantities of mineral resources and we have decided to discontinue such activities in the specific area;
●	sufficient data exists to indicate that, although a development in the specific area is likely to proceed, the carrying amount of the exploration and evaluation asset is unlikely to be recovered in full via successful development or by sale.

If any such indication exists, we estimate the recoverable amount of the asset to determine the extent of the impairment. Where it is not possible to estimate the recoverable amount of an individual asset, we estimate the recoverable amount of the cash generating unit to which the asset belongs. The recoverable amount is the higher of fair value less costs to sell and value in use. In assessing value in use, we discount the estimated future cash flows to their present value using a pre‐tax discount rate that reflects current market assessments of the time value of money and the risks specific to the E&E asset. If we estimate the recoverable amount of an asset to be less than its carrying amount, we recognize an impairment loss in profit or loss for the period.

Where an impairment loss subsequently reverses, the carrying amount of the asset (or cash generating unit) is increased to the revised estimate of its recoverable amount, but to an amount that does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the asset (or cash generating unit) in prior years. We recognize reversals of impairment immediately in profit or loss.

(g)	Property, plant and equipment

Equipment is initially recognized at cost. Cost includes purchase price, directly attributable costs, and the estimated present value of any future costs of decommissioning and removal. Equipment is carried at cost, net of accumulated depreciation and impairments. We depreciate equipment to their residual values over their estimated useful lives, as follows:

•	Mine equipment — Straight line over useful life, typically ranging from 3 to 10 years.
•	Plant equipment and related buildings — Units-of-production, over mineral reserves and the mineral resources included in the current life of mine plan.
•	Other equipment — Straight line over useful life
•	Office equipment — Straight line over useful life
•	Vehicles — Straight line over useful life, typically 4 years
•	Hardware and software — Straight line over useful life, typically 3 years

(h)	Leases

At the inception of a contract, we assess whether a contract is, or contains, a lease based on whether the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. To assess whether a contract conveys the right to control the use of an identified asset, we consider whether:

●	the contract involves the use of an identified asset, either explicitly or implicitly, including consideration of supplier substitution rights;
●	we have the right to obtain substantially all the economic benefits from the use of the asset throughout the period of use; and
●	we have the right to direct the use of the asset.

We recognize a right-of-use (“ROU”) asset, which is initially measured based on the initial amount of the lease liability plus any initial direct costs incurred less any lease incentives received. We depreciate the ROU asset to the earlier of the end of the useful life or the lease term using either the straight-line or units-of-production method, depending on which method more accurately reflects the expected pattern of consumption of the future economic benefits. The lease term includes periods covered by an option to extend if we determine the Company is reasonably likely to exercise the option.

We initially measure the lease liability at the present value of the lease payments that are not yet paid as of the commencement date, discounted using the interest rate implicit in the lease or, if that rate cannot be readily determined, the Company’s incremental borrowing rate. We then measure the lease liability at amortized cost using the effective interest method and remeasure it when there is a change in future lease payments.

We apply the short-term lease (defined as leases with an initial lease term of 12 months or less) and low-value asset recognition exemptions. For these leases, we recognize the lease payments an expense over the term of the lease unless another systematic basis is more representative of the time pattern in which economic benefits from the leased assets are consumed.

(i)	Asset retirement and site closure obligations

We record an asset retirement and site closure obligation when a legal or constructive obligation exists as a result of past events and we can make a reliable estimate of the undiscounted future cash flows required to satisfy the asset retirement and site closure obligation. Such costs include decommissioning or dismantling plant and equipment, and reclamation, closure, and post-closure monitoring of the property.

The estimated future cash flows are discounted to a net present value using an applicable risk-free interest rate. We accrete the provision for asset retirement and site closure obligations over time to reflect the unwinding of the discount and charge the accretion expense to profit or loss for the period.

We remeasure the asset retirement and site closure obligation at the end of each reporting period for changes in estimates or circumstances, such as changes in legal or regulatory requirements, increased obligations arising from additional disturbance due to mining and exploration activities, changes to cost estimates, and changes to risk-free interest rates.

Asset retirement and site closure obligations related to exploration and evaluation activities are expensed. Asset retirement and site closure obligations relating to “mineral properties and related construction”, and to exploration and evaluation properties, are initially capitalized with a charge to the related mineral property. Changes to the obligation which arise as a result of changes in estimates and assumptions are also accounted for as changes in the carrying amounts of related mining property.

(j)Revenue

The Company’s primary source of revenue is the sale of refined gold and silver. The Company’s performance obligations relate primarily to the delivery of refined gold and silver to its customers.

Revenue related to the sale of metal is recognized when the customer obtains control of the metal. In determining whether the Company has satisfied a performance obligation, we consider whether (i) the Company has a present right to payment, (ii) the Company has transferred physical possession of the metal to the customer; (iii) the customer has the significant risks and rewards of ownership of the metal; and (iv) the customer has legal title to the metal.

We sell refined gold and silver primarily to refiners, bullion banks or members of the London Bullion Market Association (“LBMA”). The sales price is fixed on the date of sale based on spot price or by mutual agreement. We recognize revenue from sales of gold and silver at the time when risk and rewards of ownership and title transfers to the customer, which typically coincides with the date that the customer remits payment. Under certain contracts with customers the transfer of control may occur when the gold or silver is in transit from the mine to the refinery. At this point in time, the customer has legal title to and the risk and rewards of ownership of the gold or silver; therefore, the customer is able to direct the use of and obtain substantially all of the remaining benefits from the gold or silver.

Revenue from refined sales is recognized net of treatment and refining charges.

(k)Deferred revenue

The Company recognizes deferred revenue in the event it receives payments from customers in consideration for future commitments to deliver metals and before such sale meets the criteria for revenue recognition. The Company will recognize amounts in revenue as the metals are delivered to the customer.

Interest on deferred revenue is recognized in interest and accretion expense. The interest rate is determined based on the rate implicit in the arrangement at inception or acquisition.

Specifically, for the silver stream agreement arising from the acquisition of Gold Standard Ventures Corp., the initial consideration received was considered variable, subject to changes in the total silver ounces to be delivered. As silver is delivered, we will amortize deferred revenue to revenue using ounces of silver sold over the estimated total ounces of silver expected to be delivered over the life of mine.

(l)	Share based payments

Stock options, restricted share units (“RSUs”), performance share units (“PSUs”), and deferred share units (“DSUs”)

The Company grants stock options, and awards RSUs, PSUs and DSUs to employees, officers and directors from time to time. At the date of grant or award, we estimate the fair values of the stock options, RSUs, PSUs and DSUs which will eventually vest. These estimated fair values are recognized as share-based compensation expense over the specific vesting periods, with a corresponding increase to reserves, a component of equity, for equity-settled instruments and an increase to liabilities for cash-settled instruments.

We determine the fair value of stock options using a Black-Scholes option pricing model with market-related inputs as of the date of grant. The fair value of RSUs and DSUs is the market value of the underlying shares as of the date of award. The fair value of PSUs is determined using a Monte Carlo valuation model at the date of grant. Cash-settled RSUs and PSUs are remeasured to fair value at the end of each reporting period. Stock option grants and RSU awards with several tranches of vesting are accounted for as separate awards with different vesting periods and fair values. We account for changes to the estimated number of awards that will eventually vest prospectively.

Bonus shares

The Company has issued bonus shares, which have vested upon the completion of a specified period of service. The fair value of the bonus shares is determined on the date of award; this fair value has been recognized in share-based compensation expense over the service period.

(m)	Income taxes

Income tax expense comprises current and deferred tax. It is recognized in profit or loss except to the extent that it relates to items recognized directly in equity or other comprehensive income.

Current tax

Current tax expense comprises the expected tax payable on taxable income for the year and any adjustment to income tax payable in respect of previous years. It is measured using tax rates enacted or substantively enacted at the reporting date. Current tax also includes any withholding tax arising from interest and dividends.

Deferred tax

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is not recognized for:

●	temporary differences on the initial recognition of assets or liabilities in a transaction that is not a business combination, and at the time of the transaction, affects neither the accounting profit nor taxable profit (tax loss);
●	temporary differences related to investments in subsidiaries, associates and joint arrangements to the extent that we are able to control the timing of the reversal of the temporary differences and it is probable that they will not reverse in the foreseeable future; and
●	taxable temporary differences arising on the initial recognition of goodwill.

We recognize deferred tax assets for unused tax losses, unused tax credits and deductible temporary differences to the extent that it is probable that future taxable profits will be available against which they can be used. If the amount of taxable temporary differences is insufficient to recognize a deferred tax asset in full, then future taxable profits are considered based on the business plans for the individual taxable entity. We review deferred tax assets at each reporting date and reduce them when we consider it no longer probable that the related tax benefit will be realized. Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it has become probable that future taxable profits will be available against which they can be used.

Deferred tax is measured at the tax rates that are expected to apply to the temporary differences when they reverse, using tax rates enacted or substantively enacted at the reporting date.

Deferred tax assets and liabilities are offset only when there are sufficient taxable temporary differences relating to the same taxation authority and the same taxable entity which are expected to reverse in the same period or in the carried back/forward period as the expected reversal of the deductible temporary difference.

(n)	Earnings (loss) per share

Basic earnings (loss) per share is based on profit (loss) attributable to common shareholders, divided by the weighted average number of common shares outstanding during the reporting period.

Diluted earnings (loss) per share is based on profit (loss) attributable to common shareholders, divided by the weighted average number of common shares outstanding during the reporting period after adjusting for the effects of all dilutive potential ordinary shares.

(o)Business combinations

We account for business combinations using the acquisition method when the acquired set of activities and assets meets the definition of a business and when control is transferred to the Company. In determining whether a particular set of activities and assets is a business, we assess whether the set of assets and activities acquired includes, at a minimum, an input and substantive process and whether the acquired set has the ability to produce outputs.

The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired. Any goodwill that arises is tested annually for impairment. Any gain on a bargain purchase is recognized in profit or loss immediately. We expense transaction costs as incurred, except if they are related to the issuance of debt or equity securities. The consideration transferred does not include amounts related to the settlement of pre-existing relationships. Such amounts are generally recognized in profit or loss.

Any contingent consideration is measured at estimated fair value at the date of acquisition. If an obligation to pay contingent consideration that meets the definition of a financial instrument is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, other contingent consideration is remeasured at fair value at each reporting date and subsequent changes in the fair value of the contingent consideration are recognized in profit or loss.

If share-based payment awards (replacement awards) are required to be exchanged for awards held by the acquiree’s employees (acquiree’s awards), then all or a portion of the acquirer’s replacement awards is included in measuring the consideration transferred in the business combination. This determination is based on the market-based measure of the replacement awards compared with the market-based measure of the acquiree’s awards and the portion to which the replacement awards relate to pre-combination service.

The results of businesses acquired during a reporting period are included in the consolidated financial statements starting from the date of acquisition.

(p)Financial instruments

Financial assets

We initially recognize financial assets when the Company becomes party to the contractual provisions of the instrument. Subsequent to initial recognition, we classify financial assets as measured at amortized cost, fair value through other comprehensive income (“FVOCI”) or fair value through profit or loss (“FVTPL”) after considering both our business model for managing the financial asset and the contractual cash flow characteristics of the financial asset.

A financial asset is measured at amortized cost if both of the following conditions are met:

●	the asset is held within a business model whose objective is to hold assets in order to collect contractual cash flows, and
●	the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

A financial asset is measured at FVOCI if both of the following conditions are met:

●	the financial asset is held within a business model whose objective is achieved by both collecting contractual cash flows and selling financial assets, and
●	the contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

We may make an irrevocable election at initial recognition to carry at FVOCI particular investments in equity instruments that would otherwise be measured at FVTPL.

A financial asset is required to be measured at FVTPL unless it is measured at amortized cost or at FVOCI.

If we change our business model for managing financial assets, we reclassify all affected financial assets on a prospective basis, without restating any previously recognized gains, losses or interest.

If the asset is reclassified to fair value, we determine the fair value at the reclassification date, and recognize in profit or loss any gain or loss arising from a difference between the previous carrying amount and fair value.

Upon initial recognition, we measure a financial asset at its fair value. However, we measure trade receivables that do not have a significant financing component at their transaction price. After initial recognition, we measure financial assets at amortized cost, FVOCI, or FVTPL.

Changes in fair value of a financial asset that is carried at FVTPL are recognized in profit or loss, and changes in fair value of a financial asset that is carried at FVOCI are recognized in other comprehensive income, unless it is part of a hedging relationship.

Gains or losses on a financial asset that is carried at FVTPL are recognized in profit or loss, and gains or losses on a financial asset that is carried at FVOCI are recognized in other comprehensive income, unless it is part of a hedging relationship. A gain or loss on a financial asset that is measured at amortized cost and is not part of a hedging relationship is recognized in profit or loss when the asset is derecognized, impaired, amortized, or reclassified.

Financial liabilities

We initially recognize financial liabilities when the Company becomes party to the contractual provisions of the instrument. At initial recognition, we measure each financial liability at its fair value. In the case of a financial liability not at FVTPL, we deduct transaction costs that are directly attributable to the issuance of the financial liability.

Subsequent to initial recognition, we classify and measure all financial liabilities at amortized cost using the effective interest method, except for financial liabilities at FVTPL.

We may, at initial recognition, irrevocably designate a financial liability as measured at FVTPL.

An embedded derivative is a component of a hybrid contract that also includes a non-derivative host, with the effect that some of the cash flows of the combined instrument vary in a way similar to a stand-alone derivative. A derivative that is attached to a financial instrument but is contractually transferable independently of that instrument, or has a different counterparty, is not an embedded derivative, and is treated as a separate financial instrument.

Impairment

We recognize a loss allowance for expected credit losses on financial assets, based on lifetime expected credit losses.

For the Company’s trade receivables, we determine the lifetime expected losses for all of our trade receivables. The expected lifetime credit loss provision for the Company’s trade receivables is based on historical counterparty default rates and we adjust for relevant forward-looking information if necessary.

Derivative instruments designated as cash flow hedges

On initial designation of a derivative as a cash flow hedge, the Company documents the relationship between the hedging instrument and hedged item and assesses the effectiveness of the hedging instrument in offsetting the changes in the cash flows attributable to the hedged risk and whether the forecast transaction is highly probable. Subsequent assessments are performed on to determine that the hedging instruments have been effective throughout the reporting periods for which they were designated.

The effective portion of changes in the fair value of derivatives and other qualifying hedging instruments that are designated and qualify as cash flow hedges is recognized in other comprehensive income and accumulated under the heading of hedge reserve, limited to the cumulative change in fair value of the hedged item from inception of the hedge. The gain or loss relating to the ineffective portion is recognized immediately in profit or loss.

Amounts previously recognized in other comprehensive income and accumulated in equity are reclassified to profit or loss in the periods when the hedged item affects profit or loss, in the same line as the recognized hedged item. If the hedged forecast transaction results in the recognition of a non - financial asset or a non - financial liability, the gains and losses previously recognized in other comprehensive income and accumulated in equity are removed from equity and included in the initial measurement of the cost of the non - financial asset or non - financial liability. This transfer does not affect other comprehensive income.

If the Company expects that some or all of the loss accumulated in the hedge reserve will not be recovered in the future, that amount is immediately reclassified to profit or loss.

The Company discontinues hedge accounting only when the hedging relationship (or a part thereof) ceases to meet the qualifying criteria. This includes instances when the hedging instrument expires or is sold, terminated or exercised. The discontinuation is accounted for prospectively. Any gain or loss recognised in other comprehensive income and accumulated in the hedge reserve at that time remains in equity and is reclassified to profit or loss when the forecast transaction occurs. When a forecast transaction is no longer expected to occur, the gain or loss accumulated in the cash flow hedge reserve is reclassified immediately to profit or loss.